EXHIBIT 10.66
JOINDER AGREEMENT
January 5, 2016
Sovereign Co-Invest II, LLC (“Co-Invest II”) is executing and delivering this Joinder Agreement pursuant to Section 5.07(c) of the Second Amended and Restated Stockholders’ Agreement, dated as of February 6, 2015, by and among Sabre Corporation (“Sabre”) and the stockholders of Sabre who are party thereto (the “Stockholders’ Agreement”) in connection with the distribution by Sovereign Co-Invest, LLC (“Co-Invest”) of 7,984,086 shares of Sabre common stock, par value $0.01 per share (the “Common Stock”), to Co-Invest II pursuant to the terms of the amended and restated limited liability company operating agreement of Co-Invest.
By executing and delivering this Joinder Agreement to the Stockholders’ Agreement, Co-Invest II hereby adopts and approves the Stockholders’ Agreement and acknowledges, agrees and confirms, effective commencing on the date hereof, to be bound by and to comply with all of the terms, provisions and conditions of the Stockholders’ Agreement, and that its shares of Common Stock be subject thereto, in the same manner as if Co-Invest II was an original signatory to the Stockholders’ Agreement.
This Joinder Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof. This Joinder Agreement may be executed in two or more counterparts (including counterparts submitted via facsimile or email), each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.
[Signature Page Follows]

Accordingly, as of the date first written above, the undersigned has executed and delivered this Joinder Agreement.
SOVEREIGN CO-INVEST II, LLC
By: Sovereign Manager Co‑Invest, LLC,
its managing member

By: /s/ Clive Bode	Name: Clive Bode Title: Vice President

[Signature Page to Joinder Agreement – Stockholders’ Agreement]

Acknowledged and Accepted:

SABRE CORPORATION

By: /s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President
and Treasurer

[Signature Page to Joinder Agreement – Stockholders’ Agreement]